EXHIBIT 32.1
                                                                    ------------


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of National Datacomputer, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the period ended March 31, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: March 16, 2005                       /s/  John P. Ward
                                            ------------------------------------
                                            John P. Ward
                                            Chairman of the Board, President
                                            and Chief Executive Officer



Dated: March 16, 2005                       /s/ Gerald S. Eilberg
                                            ------------------------------------
                                            Gerald S. Eilberg
                                            Senior Vice President of Finance
                                            and Administration and Chief
                                            Financial Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.